SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 8, 2002

                         Date of earliest event reported

                             ULTRASTRIP SYSTEMS INC.

             (Exact name of registrant as specified in its charter)



          Florida                     000-25663               65-0841549
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


                   3515 S.E. Lionel Terrace, Stuart, FL 34996
          (Address of principal executive offices, including zip code)

                                 (561) 287-4846
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 8, 2002, the Registrant engaged BDO Seidman, LLP, as independent auditors of the Registrant for the fiscal year ending December 31, 2001. The Board of Directors of the Company had previously approved the selection of BDO Seidman, LLP, conditioned on the management of Registrant entering into an acceptable contract with BDO Seidman, LLP. See the Current Report of Registrant on Form 8-K/A for February 15, 2002, which reported the dismissal of Registrant's previous independent auditors.

During Registrant's two most recent fiscal years and through the date of this Form 8-K, Registrant did not consult BDO Seidman, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, nor any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Not Applicable

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

Not Applicable

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

Not Applicable

ITEM 8.  CHANGE IN FISCAL YEAR.

Not Applicable

ITEM 9.  REGULATION FD DISCLOSURE

Not Applicable

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ULTRASTRIP SYSTEMS INC.





                        By:  /s/ Robert O. Baratta
                             -------------------------------
                             Robert O.Baratta, President and
                             Chief Executive Officer



Dated: March 14, 2002








                                  END OF FILING